SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): March 11, 2004


                                AEARO CORPORATION
               (Exact name of Registrant as specified in charter)

          Delaware                   0-26942              13-3840450
(State or other jurisdiction  (Commission file number)  (IRS employer
       of incorporation)                                identification no.)


               5457 West 79th Street, Indianapolis, Indiana 46268
               (Address of principal executive offices) (Zip Code)

                                 (317) 692-6666
              (Registrant's telephone number, including area code)

Item 5.  Other Events


On March 11, 2004, Aearo Corporation issued a press release announcing that Bear Stearns Merchant Banking will acquire Aearo Corporation.


Item 7.  Financial Statements and Exhibits

(c)  Exhibit

99.1  Aearo Corporation's Press Release dated March 11, 2004.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 11, 2004                         AEARO CORPORATION

                                             By: /s/Jeffrey S. Kulka
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                                             Jeffrey S. Kulka
                                             Senior Vice President,
                                             Chief Financial Officer,
                                             and Treasurer